SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

VIGNETTE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-25375	74-2769415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 South MoPac Expressway, Austin, Texas 78746
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:     (512) 741-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

(see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On April 23, 2008, Vignette Corporation (the “Company”) issued a press release announcing its preliminary financial results for the three month period ended March 31, 2008, and certain other information. A copy of the press release is attached as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

In the press release furnished herewith in Exhibit 99.1, the Company provides preliminary financial results for the first quarter that do not take into consideration certain non-operating or non-recurring charges. The Company believes that these non-GAAP financial measures are useful to investors because the Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, amortization expense for certain acquired intangible assets and one-time charges and gains. The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. Second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

This document contains forward-looking statements that involve risks and uncertainties concerning the Company, including the Company's expected performance for the second quarter 2008. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These risks and uncertainties include, among others, the Company's ability to attract and retain new and/or existing customers; the Company's ability to issue new products or releases of solutions that meet customers' needs or achieve acceptance by the Company's customers; changes to current accounting policies which may have a significant, adverse impact upon the Company's financial results; the introduction of new products by competitors or the entry of new competitors on the Company's products; the Company's ability to preserve its key strategic relationships; the Company's ability to hire and retain key employees; and economic and political conditions in the US and abroad. All of these factors may result in significant fluctuations in the Company's quarterly operating results. More about potential factors that could affect the Company's business and financial results is included in Vignette's Form 10-K for the year ended December 31, 2007, which is on file with the SEC and available at the SEC's website at www.sec.gov . Vignette is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits.

Number	Description
99.1	Vignette Corporation Press Release issued on April 23, 2008 announcing the preliminary financial results for the three month period ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGNETTE CORPORATION
Dated:	April 23, 2008	By:	/s/ T. Patrick Kelly
T. Patrick Kelly
Chief Financial Officer